Exhibit 99.1

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision June 12, 2018 Project Cayenne Discussion Materials 1 1

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Disclaimer This presentation (together with any information which has been or may be supplied in writing or orally in connection herewith or in connection with any further inquiries, this "Presentation") has been prepared for the exclusive use of the party to whom Community Choice Financial Inc. (“Community Choice”), Ducera or another advisor or representative of Community Choice delivers this Presentation. This Presentation is being provided solely to assist the recipient in determining whether it wishes to participate in the proposed restructuring transaction and Community Choice does not make any representation or warranty, either express or implied as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation is intended for the exclusive use of the recipient hereof. By accepting this Presentation, you expressly acknowledge that this Presentation constitutes confidential information, is subject to Community Choice’s confidentiality agreement with the recipient hereof, and is provided on the condition that you agree to hold it in strict confidence in accordance with our confidentiality agreement with you and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Community Choice. This confidentiality undertaking is intended to be for the benefit of Community Choice and is enforceable by Community Choice. The information contained in this Presentation shall not be deemed an indication of the state of affairs of Community Choice nor shall it constitute an indication that there has been no change in the business or affairs of Community Choice since the date hereof or since the date at which such information is expressed to be stated, as applicable. The information contained herein does not purport to be all-inclusive or contain all of the information that a prospective investor may need or desire. The sole purpose of these materials is to facilitate a discussion of a potential restructuring transaction and these materials are not intended to be, and are not, binding on Community Choice or any recipient hereof. In all cases, interested parties should conduct their own investigation and analysis of Community Choice and Its subsidiaries and the data set forth in this Presentation and should rely solely on their own judgment, review and analysis in evaluating Community Choice and its subsidiaries. Neither Community Choice nor its affiliates makes, and each hereby expressly disclaims, any representation or warranty (express or implied) as to the accuracy or completeness of this Presentation or any other written or oral information made available by Community Choice in connection with the evaluation of any transaction involving Community Choice and its subsidiaries. None of Community Choice nor its affiliates, directors, officers, employees or other representatives shall have any liability for any other representations (express or implied) contained in, or for any omissions from, this Presentation or any other written or oral communication transmitted to the recipient in the course of the recipient’s evaluation of Community Choice and its subsidiaries. These materials are provided in furtherance of settlement discussions, and are entitled to the protections of Federal Rule of Evidence 408 and any other applicable statutes or doctrines protecting the use or disclosure of confidential information and information exchanged in the context of settlement discussions. Community Choice assesses the performance of its businesses using a variety of measures, which management believes are useful to investors and others in evaluating Community Choice’s business. Certain of these measures are not explicitly defined under U.S. GAAP and are therefore termed Non-GAAP measures. Community Choice does not regard these Non-GAAP measures as a substitute for, or superior to, the equivalent measures defined under U.S. GAAP. The Non-GAAP measures that Community Choice uses may not be directly comparable with similarly-titled measures used by other companies. Certain statements contained in these materials are "forward-looking statements" within the meaning of federal securities laws. All statements in this release other than those relating to our historical information or current condition are forward-looking statements. For example, any statements regarding our future financial performance (including, but not limited to, Community Choice’s ability to execute its long-term strategy and to manage operational efficiencies across its national footprint), our business strategy (current and potential strategies), and expected developments in its industry are forward-looking statements. Those views and expectations and the related statements are inherently subject to risks, uncertainties, and other factors, many of which are not under our control and may not even be predictable. Refer to the “Risk Factors” and other information set forth in Community Choice’s Annual Report on Form 10-K under the Securities Act of 1934, as amended, and other filings with the Securities and Exchange Commission for risks that may affect forward-looking information. Therefore, actual results could differ materially from our expectations as of today and any future results, performance, or achievements expressed directly or impliedly by the forward-looking statements. Community Choice, Ducera and other advisors and representatives of Community Choice hereby expressly disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Community Choice, Ducera, any other advisor and representative of Community Choice or any of their respective affiliates or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation. Only those particular representations and warranties of Community Choice made in a definitive written agreement regarding a restructuring transaction (which will not contain any representation or warranty relating to this Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect. This Presentation is not an offer to sell or the solicitation of an offer to buy any securities of Community Choice or any of its subsidiaries, nor will there be any sales of securities of Community Choice or any of its subsidiaries in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 2

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Introduction  In early 2015, following years of productive organic and acquisitive growth, Community Choice Financial, Inc. (“Community Choice”) was well-positioned as an industry leader As it looks to rebuild its loan portfolio to pre-2015 levels, incremental liquidity and runway on its capital structure will position Community Choice to capitalize on the market opportunity that currently exists in today’s operating environment  In response to the announcement of the CFPB’s proposed rules in May 2015, Community Choice pivoted from portfolio and market share expansion to rationalization in an effort to aggressively delever and maximize value for its stakeholders – Community Choice ultimately shrunk its overall loan portfolio from its peak of $240 million in 2014 to $117 million by March 2017, harvesting cash to repurchase bonds and invest in compliance and IT infrastructure  Following the presidential election in November 2016, Community Choice recognized the potential for regulatory relief and accordingly shifted its strategy back to portfolio expansion  While Community Choice has right-sized its cost structure and is positioned for profitable growth once stable loan portfolios are established, rebuilding its loan portfolio will require substantial additional liquidity – In executing its rationalization strategy in 2015 and 2016, Community Choice used approximately $55 million of liquidity to repurchase debt – Further, Community Choice’s current capital structure is reflective of a much larger enterprise and burdens the business with cash interest costs substantially in excess of its current cash flow profile  Community Choice currently faces a critical juncture with respect to its capital structure given the upcoming maturity of its $237 million 10.75% Senior Secured Notes due 2019 (“2019 Secured Notes”) followed by its $13 million 12.75% Senior Secured Notes due 2020 (“2020 Secured Notes” and together with the 2019 Secured Notes, “Existing Notes”) – In March 2018, Community Choice executed amendments to both of its working capital facilities, the $47 million revolving credit facility (“Revolving Credit Facility”) and the $60 million collateralized notes (“SPV Credit Facility”), extending maturities to April 2019  Following amendments to the working capital facilities, Community Choice entered into direct negotiations with its largest Existing Noteholders. Those discussions have culminated in a principle agreement on a comprehensive transaction that would provide liquidity and capital structure runway and position the business to maximize value for its stakeholders 3

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Industry Leader Prior to 2015 CFPB Rules  Prior to the announcement of the CFPB’s proposed rules in 2015, Community Choice was well-positioned as an industry leader operating a best-in-class retail business coupled with a growing internet platform  Under its current management team, Community Choice created outsized growth from 2008 through 2014 through a combination of superior operating performance and customer service and the successful integration of numerous strategic acquisitions – From 2008 to 2014, Community Choice grew Revenue from $189 million to $518 million (representing an 18.3% compound annual growth rate), headlined by:  Steady acquisitive growth in the Retail business, growing Revenue from $189 million in 2008 to $404 million in 2014  Entry into online business in 2012 through acquisition of Direct Financial Solutions, building business to substantial scale, with Revenue growing from $25 million in 2012 to $115 million in 2014  Community Choice’s management team believes that growth opportunities similar to those existing in 2008 are again present in today’s market. With capital structure runway and sufficient liquidity, Community Choice believes that it would be well-positioned to capitalize on the market opportunity and return to industry leadership Community Choice’s management team has a proven track record of successfully building an industry leading consumer finance business, and has positioned Community Choice’s operations to capitalize on the current market opportunity once sufficient capital structure runway and liquidity are attained ($ in millions) Direct Financial Solutions and $600 50% 45% 40% 35% 30% 25% 20% 15% 10% 5% - $500 $364 $400 $357 $300 $200 $100 $-2008 2009 2010 2011 2012 Total Revenue 2013 2014 2015 2016 2017 2018E Adj. EBITDA Margin 4 Adjusted EBITDA Margin Total Revenue $518 $527 $425 $402 $373 $307 $224 $189 $203 2009-10: Roll-up strategy initiated with acquisitions of 8 stores in Michigan and 19 stores in Alabama 2012: Rapidly expanded growth through acquisitions of CCUSA and expansion of Internet lending 2009: New product offerings introduced in Ohio, Virginia, and Arizona Growth constrained in 2018 due to capital structure and lack of liquidity 2017: New administration takes over, CCFI returns to growth strategy 2015: CFPB releases Outline of Proposals. CCFI shifts strategy from market share expansion to rationalization 2011: Acquired 10 stores in Illinois and 141 stores in California 2008: Current management team takes over Expansion & Rationalization Timeline (Total Revenue)

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Actions Taken in the Wake of Regulatory Uncertainty

- Following the CFPB's May 2015 announcement of its proposed rules, Community Choice pivoted from portfolio and market share expansion to rationalization in an effort to aggressively delever and, in turn, maximize value for its stakeholders. Community Choice effectively harvested cash from its loan portfolios to enable:
  - The repurchase of $170 million of Existing Notes at an average price of 32% of par; and
  - Critical investments in compliance, IT, and data mining and analytics to enable future value creation in the increasingly complex regulatory environment
- Through portfolio rationalization, Community Choice shrunk its overall loan portfolio from its peak of $240 million in 2014 to $117 million by March 2017[(1)]
- Following the 2016 presidential election, Community Choice shifted its strategy back to portfolio expansion based on an expectation that regulatory relief headlined in the campaign would extend to the CFPB
- Despite substantial expense reduction since the original CFPB announcement, the shift back to portfolio growth has led to substantial restart costs that have resulted in a drag on profitability and liquidity
- While Community Choice is now growing at a more favorable pace, realizing its former scale will require additional time, runway, and liquidity

Community Choice's current financial position is a result of a portfolio windown and bond repurchase that were value-maximizing under the uncertain regulatory environment at the time

Restarting portfolio growth will require additional runway and flexibility from Secured Noteholders

Impact on Existing Notes Trading Prices and Loan Portfolio



Existing Notes Trading Prices (% of Par)
Portfolio Balances ($ in millions)
CFPB Announces Proposed Initial Rules
Community Choice initiates Existing Notes repurchase program
Community Choice completes Existing Notes repurchase program
2016 Presidential Election
120
100
80
60
40
20
-
$300
$250
$200
$150
$100
$50
$-
Apr 13
Oct 13
Apr 14
Oct 14
Apr 15
Oct 15
Apr 16
Oct 16
Apr 17
Oct 17
Apr 18
Total Portfolio (Including CSO)
2019 Secured Notes Price

Notes:
(1) Figures include off-balance CSO receivables

5

Ducera Weil

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Stabilized Performance Following Portfolio Restart

- Community Choice has substantial upside in a stable regulatory environment; however, its switch back to portfolio growth negatively impacted its 2017 financial performance, primarily due to the following:
  - Costs of restarting portfolio growth over a diminished base of established portfolios
    - Community Choice expects these costs to decrease as new loan pools mature over time
  - Operational restructuring initiatives
    - Over the course of 2017, Community Choice completed a comprehensive operational restructuring whereby it cut underperforming operations and reduced overhead through both headcount reduction and reductions in compensation. This has streamlined Community Choice's cost structure to allow for highly accretive growth in 2018
  - Heightened fraud impacting the online business
    - In response, Community Choice has fully redesigned its risk processes and upgraded its investments in fraud detection and fraud filtering technologies
- Following resolution of the various issues impacting the business in 2017, Community Choice's business has stabilized and has begun 2018 with material improvements in performance
- Through March 2018, Community Choice's financial performance has exceeded its 2017 performance on a comparative basis and is tracking ahead of its business plan projections

While Community Choice experienced various negative impacts to its financial performance in 2017 as a result of its switch back to portfolio growth, its business has stabilized in 2018 and is thus far exceeding 2017 performance through March 2018

First Quarter Financial Performance Overview (Unaudited)

($ in millions)

	1Q17		1Q18		Variance	
	$	% Total Revenue	$	% Total Revenue	$ Variance	% Variance
Total Revenue	$85.4		$87.7		$2.3	2.7%
(-) Provision for Loan Losses	(19.5)	(22.9%)	(22.6)	(25.8%)	(3.1)	15.8%
Net Revenue	**$65.8**	**77.1%**	**$65.0**	**74.2%**	**($0.8)**	**(1.2%)**
(-) Operating Expenses	(39.2)	(45.9%)	(37.8)	(43.2%)	1.4	(3.5%)
Operating Income	**$26.6**	**31.2%**	**$27.2**	**31.0%**	**$0.6**	**2.2%**
(-) Corporate Expenses & Taxes	(35.0)	(41.0%)	(30.9)	(35.2%)	4.1	(11.7%)
Net Income	**($8.4)**	**(9.8%)**	**($3.7)**	**(4.2%)**	**$4.7**	**(55.9%)**
(+) Interest	11.4		12.2		0.8	7.1%
(+) Provision for Income Taxes	0.3		-		(0.3)	(100.0%)
(+) Depreciation & Amortization	3.8		3.3		(0.5)	(13.8%)
EBITDA (Pre-Adjustments)	**$7.2**	**8.4%**	**$11.8**	**13.5%**	**$4.6**	**64.3%**

6

Ducerca Weil

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Status Quo Capital Structure

($ in millions)

	Principal		Key Terms	
Facility	**Amount**	**/ 2018E EBITDA**	**Interest**	**Maturity**
Revolving Credit Facility	$47		L + 11.00%	04/04/19
SPV Credit Facility	60		16.75%	04/04/19
Other Secured Debt	2		4.39%	2019-2021
2019 Secured Notes [1]	237		10.75%	05/01/19
2020 Secured Notes [2]	13		12.75%	05/01/20
Total Debt	**$359**	**11.2x**		
Less: Cash	(90)			
Total Net Debt	**$269**	**8.4x**		
Adjusted EBITDA		*$32*		

Liquidity	
Cash	$90
Revolver Availability	-
Total Liquidity	**$90**

Consolidated Cash balance includes restricted/less accessible forms of cash, including regulatory cash and cash held in SPV.

Cash figure is reflected as of March 31, 2018. Without capital structure concessions, this number could diminish through the remainder of 2018

Net Receivables	
1Q18 Net Receivables + Cash	$162
As % of Total Debt	**45.1%**

Short-term extensions have been reached with lenders to the Revolving Credit Facility and SPV Credit Facility, providing runway to structure a transaction for the Existing Notes in the near-term

Notes:
Balance sheet as of March 31, 2018
(1) 2019 Secured Notes callable any time at 100.000%
(2) 2020 Secured Notes callable at 103.188% and then at 100.000% starting on May 1, 2018
Source: Company data

7

Ducera Weil

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Financial Realities for the Secured Noteholders

- Community Choice's business is stable and growing; however, on account of its reduced loan portfolio, the business is not of commensurate scale to support the current capital structure
- To execute its long-term business plan, Community Choice will need runway and incremental liquidity to reach a run-rate performance level that will maximize value for the Secured Noteholders
- The Existing Notes are structurally subordinated to the $60 million SPV Credit Facility because of a different collateral base and effectively subordinated to the $47 million Revolving Credit Facility with respect to proceeds in the collateral
- In a foreclosure scenario, based on Community Choice's 1Q18 balance sheet, the Existing Notes appear to be undercollateralized by the book value of tangible assets after repayment of the SPV Credit Facility and Revolving Credit Facility
- As such, we believe an outcome whereby Community Choice is well-positioned to continue operating as a going concern is the best path for the Existing Notes to maximize value while limiting downside relative to the status quo

Based on Community Choice's current financial position and the terms of the Revolving Credit Facility, we believe a transaction with the Existing Notes that provides Community Choice with runway to execute its business plan is the value-maximizing path for the Existing Notes and eliminates the risk of a near-term bankruptcy

Balance Sheet Summary

($ in millions)

	3/31/18		
Consolidated Tangible Assets:	Consolidated	Non-Guarantor	Guarantor
Consolidated Cash	$90	$22	$68
Short-Term Consumer Loans	52	37	15
Medium-Term Loans	37	19	18
(-) Unearned Advance Fees	(2)	(2)	(0)
A (-) Allowance for Loan Losses	(15)	(7)	(8)
Net Finance Receivables	**$72**	**$47**	**$24**
Total Cash & Receivables	**$162**	**$69**	**$93**
Secured Debt (in order of priority):			
SPV Credit Facility (Non-Recourse)	$60	$60	$-
B Revolving Credit Facility	47	-	47
Total Senior Obligations	**$107**	**$60**	**$47**
Existing Notes	250	-	250
Consolidated Secured Debt	$357	$60	$297
Illustrative Coverage			
Total Guarantor Cash & Receivables			$93
(-) Revolving Credit Facility			(47)
Illustrative Guarantor Cash & Receivables Available to Existing Notes			**$46**
(/) Existing Notes			250
Illustrative % of Existing Notes Covered by Guarantor Cash & Receivables			18.3%

Commentary:

A. Allowance is based on the return and collection profile of the going concern business. Loan losses could increase substantially in a forced sale scenario

B. Collateral Agreement waterfall gives Revolving Credit Facility payment priority in the proceeds of any collection, sale, foreclosure, or other realization of shared collateral ahead of the Existing Notes

8

Ducera Weil

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Proposed Transaction 9 9

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Key Objectives for a Transaction  Community Choice is seeking to effectuate a transaction with the Secured Noteholders in order to execute on its business plan initiatives and maximize value for all stakeholders To ensure effective runway and financial flexibility to execute its business plan and maximize value, a transaction must extend maturities and provide additional liquidity  In structuring and executing such a transaction, there are several key objectives that must be accomplished: 1 2 3 10  While any transaction must afford Secured Noteholders with provisions that protect their position, a transaction should also align stakeholder interests and provide Community Choice with appropriate flexibility to operate its business in a value maximizing manner Operational Flexibility  To execute on higher-growth business plan initiatives, Community Choice needs incremental capital – In the near-term, new capital is required to fund necessary investments in store improvements, advertising & promotions, and online lead generation & verification to place Community Choice on a continued positive trajectory  As such, a transaction should provide Community Choice with new money investment to make critical investments in its business while allowing flexibility to access additional growth capital in the future Access to Capital to Grow the Business  Transaction should provide runway and sufficient liquidity to allow the business to make the necessary investments in its portfolio and operations to profitably grow revenue – Liquidity can be funded in part by a reduction in cash interest expense  In the context of the current business plan, maturities must be extended to provide Community Choice with a reasonable opportunity to to refinance debts as they come due – Transaction should provide Community Choice with time to grow into its balance sheet and provide alternative mechanism to resolve capital structure Feasible Capital Structure

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Proposed Transaction Overview  Community Choice has reached an agreement in principle with its largest Existing Noteholder on a transaction (the “Restructuring”) that would provide for the following: – New money financing through an offering of New First Lien Stapled Securities (the “Rights Offering”) – Exchange offer for the Existing Notes into second lien debt (“New Exchange PIK Notes”) with PIK interest and equity redemption feature (the “Exchange Offer”) Community Choice has reached an agreement in principle with its largest Existing Noteholders on a transaction that would provide for new money financing and an exchange of the Existing Notes New First Lien Stapled Securities  Existing Noteholders will receive rights to participate pro rata in a $150 million(1) Rights Offering of New First Lien Stapled Securities, which are comprised of the following: – New First Lien Notes: $150 million first lien financing, and – Rights Offering Warrants: Penny warrants to purchase 35% of Community Choice equity(2)  Participants in the initial Rights Offering to receive additional penny warrants to purchase 2.5% of Community Choice equity (“Supplemental Warrants”) (2)  To the extent the Rights are not fully exercised, participating Existing Noteholders will have the opportunity to acquire more than their ratable share of the New First Lien Stapled Securities New Exchange PIK Notes  Existing Noteholders will receive offer to exchange at par (plus accrued interest) into New Exchange PIK Notes – $250 million(3) second lien notes – Upon certain events after two years following the Effective Date, the New Exchange PIK Notes may be redeemed for 60.5% of Community Choice equity(2) Notes: (1) (2) (3) To the extent the 95% Minimum Participation Threshold is not met, the Rights Offering will be limited to $75 million Prior to dilution from management incentive plan Subject to adjustment for accrued interest on the Existing Notes 11

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Pro Forma Capital Structure

- The following is a summary of Community Choice's capital structure reflected pro forma for the Restructuring

Illustrative Capital Structure

($ in millions, Balance Sheet as of 3/31/18)

	Principal	xEBITDA		Key Terms		Txn.	Pro Forma	xEBITDA		Key Terms	
Facility	Amount	2017	2018	Interest	Maturity	Adj.	Amount	2017	2018	Interest	Maturity
Revolving Credit Facility	$47			L + 11.00%	04/04/19	($47)	$ -				
SPV Credit Facility	60			16.75%	04/04/19	(60)	-				
Total Credit Facility Debt	**$107**	**5.7x**	**3.4x**			**($107)**	**$-**	-	-		
Other Secured Debt	2			4.39%	2019-2021	-	2			4.39%	2019-2021
NEW First Lien Notes	-					150	150			9% Cash	12/31/24
~~2019 Secured Notes~~	237			10.75%	05/01/19	(237)					
~~2020 Secured Notes~~	13			12.75%	05/01/20	(13)					
Total Priority Secured Debt	**$359**	**18.9x**	**11.2x**			**($207)**	**$152**	**8.0x**	**4.8x**		
Less: Cash [1]	(90)					(43)	(133)				
Net Priority Secured Debt	**$269**	**14.2x**	**8.4x**			**($250)**	**$19**	**1.0x**	**0.6x**		
NEW Exchange PIK Notes	-					260	260	21.8x	12.9x	8% PIK	06/30/25
Total Debt	**$359**	**18.9x**	**11.2x**			**$53**	**$412**	**21.8x**	**12.9x**		
Less: Cash	(90)					(43)	(133)				
Total Net Debt	**$269**	**14.2x**	**8.4x**			**$10**	**$279**	**14.7x**	**8.8x**		

Assumes $150 million New First Lien Notes issuance, illustratively assuming that $107 million of proceeds would be used to refinance the working capital facilities and $43 million would function as incremental liquidity and pay closing costs / advisory fees[1]

Illustrative $250 million[2] of New Exchange PIK Notes issued in connection with the Exchange Offer, plus $10 million of New Exchange PIK Notes issued as make-whole prepayment consideration for Revolving Credit Facility

Illustratively assumes full participation among the Existing Noteholders

Notes: Illustratively assumes 100% participation in the Restructuring
(1) Reflected prior to closing costs and advisor fees
(2) Subject to adjustment for accrued interest on the Existing Notes

12

Ducera Weil

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Pro Forma Maturity Profile  The following is a summary of Community Choice’s debt maturity profile, pro forma for the Restructuring The Restructuring provides substantial runway for Community Choice to effectuate its business plan, improving weighted-average life of the capital structure by approximately 6 years ($ in millions) $500 $450 $450 $400 PIK accrual $350 $300 $250 $200 $150 Principal at close(1) $100 $50 $-2019 2020 2021 2022 2023 2024 2025 Status Quo Maturities Pro Forma for the Restructuring Weighted-Average Life extended by ~6 years Notes: Illustratively assumes 100% participation in the Restructuring (1)Subject to adjustment for accrued interest on the Existing Notes 13 Maturities of the Revolving Credit Facility, SPV Credit Facility, and 2019 Secured Notes $190 $344 $260 $13 $150 Maturity of 2020 Secured Notes Maturity of New First Lien Notes Maturity of New Exchange PIK Notes Illustrative Pro Forma Maturity Profile

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Potential Value Realization

- The following chart is a summary of the potential value available to holders participating in the Exchange Offer and/or the New First Lien Stapled Securities Rights Offering

In connection with the Restructuring, Existing Noteholders will have the opportunity to participate in the Rights Offering and the Exchange Offer

Current Position

- $250 million face value at 11.2x 18E leverage
- Currently trading at ~61%[1], implying 8.2x market leverage
- Junior to $47 million Revolving Credit Facility and $60 million SPV Credit Facility

No Transaction

- May 2019 maturity of majority of the Existing Notes is unlikely to be refinanced by a third party
- As of 1Q18, Guarantor entities hold $93 million of Cash and Net Receivables. The $47 million Revolving Credit Facility will have payment priority on Guarantor assets in the event of a liquidation

Participate in Exchange Offer and New First Lien Stapled Securities Rights Offering

New First Lien Stapled Securities	New First Lien Notes	• First priority lien • Maturity 6.5 years from Effective Date (6 months prior to maturity of New Exchange PIK Notes) • 9% cash interest • Covenants based on existing indentures • If Minimum Participation Threshold is not met, will receive NC-2 with makewhole. Otherwise, redeemable at par in cash at any time
New First Lien Stapled Securities	New Warrants	• Share of penny warrants to purchase 35% of Community Choice equity (shared pro rata based on participation in $150 million New First Lien Notes offering) • Participants in initial New First Lien Notes offering receive additional pro rata share of penny warrants to purchase 2.5% of equity • New Warrants to have anti-dilution protection in the event of equity redemption of New Exchange PIK Notes
New Second Lien PIK Notes		• Second priority lien • Maturity 7 years from the Effective Date • 8% PIK interest • NC-2 subject to makewhole, redeemable at par in cash thereafter • After certain events, may be redeemed in Common Stock representing 60.5% of Community Choice equity

Participate in Exchange Offer

New Second Lien PIK Notes	• Second priority lien • Maturity 7 years from the Effective Date • 8% PIK interest • NC-2 subject to makewhole, redeemable at par in cash thereafter • After certain events, may be redeemed in Common Stock representing 60.5% of Community Choice equity

Do Not Participate in Rights Offering or Exchange Offer

Maintain Existing Notes Position	• As part of the Restructuring, the Existing Notes indenture will be amended to release collateral and remove most restrictive covenants • Up to $410 million of secured debt will be issued in connection with the Restructuring

Note: Equity ownership figures reflected prior to dilution from management incentive plan
(1) Last round lot trade on 5/9/18

14

Ducera Weil

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Investment Rationale: Key Benefits of Participation in Rights Offering  The New First Lien Stapled Securities Rights Offering provides substantial value to participants through both the characteristics of the instrument, as well the beneficial impacts of the new financing on Community Choice’s capital structure and financial profile The New First Lien Stapled Securities are a highly attractive investment as a standalone, providing a market-to-above market return and desirable covenant and collateral package  The following is a summary of the key benefits of participation in the New First Lien Stapled Securities Rights Offering Participation in the Rights Offering will also materially benefit the value of the participants’ Existing Notes positions Notes: (1) Assuming illustrative Enterprise Value range of $172 million to $500 million and liquidity event for Rights Offering/Supplemental Warrants after 4 years following the Effective Date. 15 Maximize Value of Existing Notes Position  The New First Lien Notes will provide Community Choice with material financial flexibility and liquidity to effectuate its business plan to maximize value for all stakeholders, including the New Exchange PIK Notes Effective and Temporal Seniority  New First Lien Notes will benefit from a first lien on substantially all of Community Choice’s assets  If fully-funded, the New First Lien Notes would likely represent Community Choice’s next major debt maturity Attractive Economic Profile  Combination of cash interest and stapled warrants provides a unique, attractive return profile and allows for upside participation as the business returns to growth trajectory  Estimated all-in investor IRR of ~14-25%(1) Key Benefits of Participation in New First Lien Stapled Securities Rights Offering

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Investment Rationale: Key Benefits of Participation in Exchange Offer  The exchange of Existing Notes into New Exchange PIK Notes will provide numerous benefits to Community Choice that will accrue to the benefit of those who participate in the Exchange Offer Participation in the Exchange Offer will ensure that Community Choice has the runway to effectuate its business plan and eliminate the risk of a near-term bankruptcy filing  The following is a summary of the key benefits of participation in the Exchange Offer New First Lien 16 Benefits from Notes  All New Exchange PIK Notes will benefit from a refinancing of the capital structure with long-dated first lien debt  Existing Noteholders can further benefit from their New Exchange PIK Notes position by participating in the Rights Offering Governance  Largest holder of New Exchange PIK Notes and New First Lien Notes will be provided governance rights to elect 2 of Community Choice’s 5 board members, which will help align incentives between Community Choice and the holders of New Exchange PIK Notes Priority Position Over Holdouts  New Exchange PIK Notes would have priority collateral position over any holdouts, which protects downside risk and potentially improves trading values of the New Exchange PIK Notes Provides Runway to Maximize Value of Position  Current collateral position of Existing Notes is unattractive in a liquidation scenario  To address this, the Exchange Offer provides Community Choice with runway to effectuate its business plan to grow into its capital structure and maximize value for the New Exchange PIK Notes  To the extent business performance does not improve, built-in equity redemption option provides mechanism to delever the balance sheet with minimal to no effect on operations Key Benefits of Participation in the Exchange Offer

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Proposed Transaction Terms •Shared pro rata across $150 million issuance  Minimum Participation Threshold: 95% 17 Note: Equity ownership figures reflected prior to dilution from management incentive plan Rights Offering  Holders of the Existing Notes to participate in Rights Offering for up to $150 million of New First Lien Stapled Securities, comprised of the following: – $150 million New First Lien Notes •If Minimum Participation Threshold is not met, Rights Offering to be limited to $75 million unless otherwise agreed by the Backstop Parties – Rights Offering Warrants to purchase 35% of Community Choice equity •To be subject to anti-dilution adjustments in the event of equity redemption of New Exchange Notes  Participants in the Rights Offering to receive Supplemental Warrants to purchase 2.5% of Community Choice equity – Shared pro rata among participants in the Rights Offering – To be subject to anti-dilution adjustments in the event of equity redemption of New Exchange Notes New First Lien Notes  $150 million new money financing structured as follows: – Security: First priority lien – Interest Rate: 9%, payable in cash – Maturity: 6.5 years from the Effective Date – Distribution: 144A for life – Redemption: Redeemable at par plus accrued and unpaid interest at any time •If Minimum Participation Threshold is not met, New First Lien Notes will be NC-2 with a customary makewhole premium calculated at T+ 50 bps •Makewhole premium will be automatically accelerated upon a bankruptcy event – Covenants: Customary for securities of this type based on, but more restrictive than, the covenants applicable to the Existing Notes Exchange Offer  Holders of the Existing Notes receive offer to exchange into New Exchange PIK Notes at par New Exchange PIK Notes  $260 million notes structured as follows: – Security: Second priority lien – Interest Rate: 8%, payable in kind – Maturity: 7 years from the Effective Date – Distribution: 144A for life – Redemption: •NC-2 subject to customary makewhole, redeemable at par in cash thereafter •New Exchange PIK Notes will be redeemable at par in cash to the extent the makewhole is waived by a majority of the outstanding principal amount of New Exchange PIK Notes or less than a [TBD] amount of Existing Notes are outstanding •Makewhole premium will be automatically accelerated upon a bankruptcy event

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Proposed Transaction Terms 66.7% consent) Noteholder”) will have rights to elect 2 of Community Choice’s 5 board members 18 Consent Solicitation  Exit consents to eliminate restrictive covenants and release collateral from Existing Notes that do not participate in the Exchange Offer (requires Governance  An Eligible Holder owning at least $100 million of the New Exchange PIK Notes and $40 million of the New First Lien Notes (a “Qualified Releases  Standard and customary mutual releases Management Incentive Plan  15%

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft - Subject to Material Revision Appendix Ducera W eil

Privileged & Confidential
Prepared at the Request of Counsel
Preliminary Draft – Subject to Material Revision

Illustrative Equity Splits

- The following is a summary of the proposed equity splits for the Restructuring, assuming 100% participation in the Rights Offering and Exchange Offer

Illustrative Equity Split Summary

(Figures in millions)

Proposed Equity Splits

		Pro Forma	
	Current	Pre-Equity Settlement	Post-Equity Settlement
Illustrative Equity Splits			
Rights Offering Warrants	-	35.0%	35.0%
Supplemental Warrants	-	2.5%	2.5%
Equity-Settlement Option	-	-	60.5%
Existing Equity / Management[1]	100.0%	62.5%	2.0%

Illustrative Share Counts

		Pro Forma	
	Current	Pre-Equity Settlement	Post-Equity Settlement
Illustrative Shares Counts			
Rights Offering Warrants	-	4.5	140.0
Supplemental Warrants	-	0.3	10.0
Equity-Settlement Option	-	-	242.0
Existing Equity / Management[1]	8.0	8.0	8.0
Total Shares	**8.0**	**12.8**	**400.0**

Notes: Figures reflected prior to dilution from MIP
(1) Prior to shares provided pursuant to MIP

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Ducera Weil

Privileged & Confidential Prepared at the Request of Counsel Preliminary Draft – Subject to Material Revision Disclaimer The information herein has been prepared exclusively for its Recipients by Ducera Partners LLC (“Ducera”) and Weil, Gotschal & Manges LLP (collectively the “Advisors”). The information contained herein is based on publicly available sources and the Advisors not assumed any responsibility for independently verifying such information. No representation or warranty, express or implied, is or will be made, and no responsibility or liability is or will be accepted, by the Advisors or by any of their officers, directors or agents as to or in relation to the accuracy or completeness of any information contained herein. In furnishing this information, the Advisors undertake no obligation to provide Recipients with access to additional information, to update any information contained herein, or to correct any inaccuracies herein. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of the Advisors. 21